2002 Annual Business Briefing

Strategic Overview Raymond V. Gilmartin Chairman, President, & Chief Executive Officer

In-Line Franchises: Demonstrated Success Per Wold-Olsen President Europe, Middle East & Africa

Scientific Innovation : Demonstrated Success

Products based on novel mechanisms of action lead to true advances in patient care demonstrated value through outcomes studies Scientific Innovation : Demonstrated Success

Products based on novel mechanisms of action lead to true advances in patient care demonstrated value through outcomes studies accelerated growth competitive advantage increased market potential broadened access through formulary acceptance and reimbursement listings Scientific Innovation : Demonstrated Success

2Q96 2Q97 2Q98 2Q99 2Q00 2Q01 2Q02 Cholesterol Reducers 6681 7760 9548 12192 14806 17414 WW Chol 6.6 7.8 9.5 12.2 14.8 17.4 20.2 WW ZOCOR 2.6 3.14 3.64 4.14 4.68 5.82 US Chol 2.4 3.2 4.7 6.3 8 10 12.42 US ZOCOR 1.17 1.62 1.99 2.41 2.97 3.94 Total Market 15.227 16.192 16.136 16.465 18.272 19.793 Source: IMS HEALTH, Rolling 12 months, % most recent 12 month growth Worldwide US Sales ($ Billions) +24% +32% ZOCOR: Currently Experiencing Strong Growth $20 Billion Market

Another convincing outcomes study for ZOCOR Treatment is beneficial in patients with any 1 risk factor, regardless of baseline cholesterol level Significant and consistent MI and stroke risk reductions across the full range of patients studied ZOCOR: HPS Demonstrated Value

2Q02 25.4% Zocor gaining market share ZOCOR: HPS - Already Positive Impact in Europe HPS results released Mid-November 2001 Zocor growth is accelerating 2Q01 23.0% 2Q02 vs. prior +30% 2Q01 vs. prior +10%

ZOCOR: Significant Opportunity for Future Growth in U.S. HPS filed with FDA in 3Q02 Based on the demonstrated outcomes benefit from HPS and with the current treatment guidelines (NCEP III) there are potentially ~40 million drug eligible patients today in the U.S.

ZOCOR: U.S. Formulary Successes ZOCOR is covered for > 90% of all HMO / PBM lives ZOCOR is the exclusive branded statin for the Veterans Administration and Department of Defense ZOCOR has retained all key accounts during the last two years and has been recently added to two major health plans covering 10 million lives

U.S. - Continued strong growth opportunities Ex-U.S. - Expect no growth / decline Patent expiry starting Q1: Canada Q2: UK, Germany, Holland Spain, Scandinavia.... Italy and France remain on patent ZOCOR: 2003

Source: IMS, Quarterly Data Rolling 12 months 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 CELEBREX #VALUE! 0.194655 0.559016 0.953511 1.432414 1.732524 1.937017 2.163473 2.408664 2.688547 2.917004 3.068879 3.182314 3.210942 3.211129 VIOXX #VALUE! 0.000028 0.031146 0.156522 0.39079 0.721928 1.126541 1.499078 1.825843 2.101909 2.317717 2.485054 2.624782 2.680084 2.680072 DICLOFENAC 1.387139 1.362623 1.330002 1.293345 1.258738 1.235286 1.211367 1.187728 1.150135 1.109068 1.072852 1.036062 1.010912 0.986964 0.972616 MELOXICAM 0.134713 0.138706 0.143659 0.147529 0.150801 0.15722 0.168979 0.181064 0.198277 0.231494 0.267084 0.311272 0.367389 0.403354 0.435636 NAPROXEN 0.463529 0.45264 0.436616 0.41929 0.405108 0.387808 0.376862 0.37188 0.361959 0.362886 0.360986 0.365594 0.376661 0.378034 0.389345 BEXTRA #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! #VALUE! 0.02863 0.119577 VIOXX: Coxibs Now Leading Arthritis Products Worldwide Celebrex VIOXX Diclofenac Mobic Naproxen $11 Billion Market Bextra Sales ($ Billions)

VIOXX: VIGOR - Demonstrated Superior GI Outcomes Only coxib with proven risk reductions in clinically significant GI events versus an NSAID (naproxen)

CV data from VIGOR (naproxen) and placebo controlled trials added to U.S. label Merck will gain additional cardiovascular data with VIOXX through ongoing and new clinical trials VIOXX: Generating Additional Cardiovascular Data

VIOXX : Managed Care Formulary Success in U.S. Since the VIGOR label change, VIOXX has achieved exclusive formulary status covering an additional 15 million lives VIOXX has not lost any formulary positions to Celebrex or Bextra in any major MCO account post VIGOR label Of 90 key accounts > 50 have VIOXX as exclusive or preferred coxib < 10 have Celebrex or Bextra in a preferred position vs. VIOXX

VIOXX: U.S. New Prescription Share Has Stabilized Weekly NRX Celebrex VIOXX Bextra Source: IMS Weekly Audit VIGOR Promotion Initiated

42% 44% 46% 48% 50% 9-Feb-01 11-May-01 10-Aug-01 9-Nov-01 8-Feb-02 10-May-02 9-Aug-02 8-Nov-02 Source: IMS NPA Plus 7 ' JAMA TRx Market Share Coxib Share Penetration into Arthritis Market VIOXX: Coxib Class Gaining Share in U.S.

VIOXX:
Largest Arthritis Product in Europe



450
300
150
0
Sales
($ Millions)
4Q98
2Q99
4Q99
2Q00
4Q00
2Q01
4Q01
2Q02
VIOXX
Celebrex
Voltaren
Mobic
Arthrotec

Source: IMS 2Q02; MAT Quarterly data

2Q95 2Q96 2Q97 2Q98 2Q99 2Q00 2Q01 2Q02 COZAAR/HYZAAR 0.01 0.171 0.375 0.706 1.036 1.335 1.637 1.978 Diovan/CoDiovan 0 0.024 0.142 0.338 0.551 0.894 1.408 Aprovel/CoAprovel 0 0.021 0.102 0.171 0.265 0.368 Atacand 0 0.009 0.079 0.186 0.319 0.465 Micardis/Micardis HCT 0.006 0.044 0.108 0.18 Teveten 0.005 0.009 0.013 0.023 0.035 Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules across all indications. Market rounded from $5.8 billion COZAAR/HYZAAR Diovan/Co-Diovan Atacand/Atacand Plus Aprovel/Co-Aprovel Micardis/Micardis HCT Teveten Sales ($ Billions) $ 6 Billion Market COZAAR/HYZAAR: Worldwide AIIA Market Leader

COZAAR: Landmark Endpoint Trials The renal protection study for COZAAR First study in Type 2 diabetics with nephropathy to demonstrate significant risk reduction in End Stage Renal Disease (dialysis, transplantation) Expanded Market Opportunity: 150 million patients have Type II diabetes worldwide Expected to reach > 200 million by 2008 Only limited number of these patients are treated with an AIIA today

Source: IMS NPAPlus7(TM);: TRx Volume (000) COZAAR / HYZAAR: Rapid Impact in the U.S. from RENAAL Label 29% 30% 31% 32% 33% 6/7/02 6/21/02 7/5/02 7/19/02 8/2/02 8/16/02 8/30/02 9/13/02 9/27/02 10/11/02 10/25/02 11/8/02 Weekly AIIA NRx Market Share NRx Share of AIIA (9/17) Weekly TRx TRx Volume of COZAAR / HYZAAR 6/7/02 6/21/02 7/5/02 7/19/02 8/2/02 8/16/02 8/30/02 9/13/02 9/27/02 10/11/02 10/25/02 11/8/02 296 288 292 280 276 284 (9/17)

Hypertension* outcomes study for COZAAR Significant reduction in CV morbidity and death vs. atenolol in most populations 25% reduction in risk of stroke 25% reduction in new onset of diabetes Expanded Market Opportunity: 27.9 million patients treated with beta-blockers today 22.6 million treated with diuretics today COZAAR: Landmark Endpoint Trials *Patients with hypertension and LVH

1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 COZAAR/HYZAAR 3 2.9 3.4 3.4 4.3 3.8 3.4 4 3.8 3.9 4.2 3.9 3.8 3.6 4.4 4.1 4.3 3.8 4.2 4 4.2 4.5 4.7 4.6 4.8 4.5 4.8 4.8 5.6 5.5 6.5 5.8 6 6.4 $ millions COZAAR / HYZAAR: Rapid Impact in the UK from LIFE 7 5 3 1 +36% vs. Prior

U.S. sNDA filed for LIFE 3Q 2002 Advisory Committee January 2003 Strong base for: formulary acceptance guideline improvements payor support accelerated growth COZAAR: Going Forward

$6 Billion Market FOSAMAX Evista Miacalcin Actonel Sales ($ Billions) Source: IMS HEALTH, Rolling 12 months. FOSAMAX: Strong Growth and Market Leader Worldwide 2Q97 2Q98 2Q99 2Q00 2Q01 2Q02 FOSAMAX 0.325371 0.581292 0.81857 1.044533 1.310883 1.912331 Evista 0.037694 0.209106 0.409045 0.582022 0.715352 Miacalcic (Novartis) 0.215327 0.251271 0.313817 0.369912 0.392336 0.382384 Actonel 0.00156 0.009255 0.140023 0.355749 Didronel 0.107384 0.128316 0.157897 0.172362 0.1664 0.138507

FOSAMAX Actonel Vitamin D HRT Calcium Miacalcin Evista Didronel Guyatt et al: Endocrine Reviews: August 2002 FOSAMAX: Demonstrated Superior Patient Outcomes

FOSAMAX: U.S. Formulary Success Fosamax has achieved formulary access with 95% of major managed care organizations Among MCOs with a preferred bisphosphonate, FOSAMAX is preferred in 21 of 25 FOSAMAX has maintained the same formulary status since the launch of Actonel Once-a-Week

Market expansion: ~ 40 million untreated women suffering from osteoporosis ~ 3 million men with osteoporosis >12 million women taking HRT (prior to results of Women's Health Initiative) >75 million osteopenic females as an emerging potential FOSAMAX is well-positioned for continued growth FOSAMAX: Significant Potential Going Forward

SINGULAIR: #2 Controller Worldwide with Strong Growth Source: IMS HEALTH, Rolling 12 months Sales ($Billions) Advair SINGULAIR Flovent Serevent ..5 1 2Q97 2Q98 2Q99 2Q00 2Q01 2Q02 $ 9 Billion Market

SINGULAIR: True Advance in Patient Care Effective asthma control with favorable patient outcomes data Reduced daytime symptoms Reduced nighttime awakenings Improved quality of life Reduced oral steroid use, emergency room visits and hospital admissions Oral therapy with excellent tolerability

SINGULAIR: Broad Access and Broad Usage 99% formulary availability in U.S. managed care plans Broad acceptance and usage among physicians General / Family Practitioners, Pediatricians, Pulmonologists, Internists, Allergists Approved and used for a broad range of patients Adults Adolescents Children as young as 1 year old

Expanding Franchises David W. Anstice President, Human Health - The Americas

Broadening the Product Portfolio Novel agents provide true advances in patient care and significant new growth opportunities New product launches which expand Merck's franchises Respiratory Arthritis Atherosclerosis

For Allergic Rhinitis

SINGULAIR AR: A Significant New Opportunity A novel mechanism Large market, high patient dissatisfaction Well tolerated, widely prescribed in asthma Distinct sales and promotion support

Difficulty sleeping Nighttime awakenings Morning congestion Nighttime allergy symptoms Congestion Runny nose Nasal itching Sneezing Eye symptoms Daytime allergy symptoms SINGULAIR AR: Studied Broadly Across Multiple Symptoms

> 50 million patients, > $9 Billion in the U.S. 25 Million seek treatment every year 75% of patients receive treatment change SINGULAIR AR: Allergic Rhinitis - a Large Dissatisfied Market

First new mechanism in over a decade Patient dissatisfaction will encourage trial Broad availability and physician familiarity High degree of Asthma / AR co-morbidity SINGULAIR AR: Potential for Rapid Uptake

ARCOXIA: Launches Underway Launched in 19 countries worldwide including the U.K. Additional European Countries launching in 2003 U.S. filing 2H03 Includes additional efficacy and safety data 6,000 patient trial (EDGE) fully enrolled Large CV outcomes trial >20,000 patients currently enrolling

ARCOXIA : The Power of Indomethacin in Acute Gout *0-4-point Likert scale (0 = none, 1 = mild, 2 = moderate, 3 = severe, 4 = extreme) **LS mean change from baseline 4 hours after initial dose = -0.94; 95% CI, -1.11, -0.76 LS = least squares; R = randomization; SE = standard error; CI = confidence interval Adapted from Schumacher HR Jr et al BMJ 2002;324:1488-1492; Data on file, MSD. R 5 -2.0 -1.0 -3.0 2 0.0 6 Pain Scale 4 hr 3 4 6 7 8 Day in study -0.5 -1.5 -2.5 Etoricoxib 120 mg (n=72) Indomethacin 150 mg (n=71) Patient assessment of pain*

ARCOXIA : Pain Relief in OA Equal to High-Dose Diclofenac Re-randomization took place at week 6 NS = not significant *0 to 100 mm visual analog scale (VAS) (0 = no pain to 100 = extreme pain) Adapted from Gottesdiener K et al Rheumatology 2002;41:1052-1061; Curtis S et al. Poster presented at EULAR, 2001; Data on file, MSD. Weeks postrandomization Mean change from baseline in pain level -50 -40 -30 -20 -10 0 WOMAC pain subscale* Placebo- controlled Active-comparator-controlled Etoricoxib 60 mg once daily (n=112) week 0 to 52 Diclofenac 50 mg three times daily (n=102) week 8 to 52 6 8 14 20 26 34 42 52 R 2 4 Placebo (n=60) p<0.001

ARCOXIA: Efficacy Drives Prescribing Effective pain relief drives product adoption in arthritis Physicians and patients seek new, highly efficacious products 17 billion patient days of therapy worldwide

Post Launch Survey with U.K. Physicians: Rated #1 on overall efficacy Rated #1 on powerful analgesic effect Rated #1 on rapid onset of action Rated #1 on long-lasting relief ARCOXIA: Early Launch Success in U.K.

Worldwide Net Sales Forecasts for 2003 ZOCOR $5.6 to $5.9 billion Coxibs $2.6 to $2.8 billion (VIOXX and ARCOXIA) FOSAMAX $2.6 to $2.8 billion COZAAR/HYZAAR $2.4 to $2.6 billion SINGULAIR* $2.0 to $2.3 billion *Assumes approval of sNDA and sales for allergic rhinitis

A selective inhibitor of intestinal absorption of cholesterol which complements statins ZETIA: New and Unique Cholesterol Lowering Agent Biliary cholesterol Dietary cholesterol Absorbed cholesterol

10 month review in U.S. 10mg once-a-day tablet indicated for use alone with any statin, any dose ~60% statin treated patients not at goal in U.S.* *Source: The L-TAP Study, Pearson 2000, Arch Intern Med / February 28, 2000 ZETIA: Approved with a Strong Label in U.S. and Germany

Product Shipped early November > 35,000 Pharmacies stocked within 1 week 2,400 Sales Representatives (Merck, S-P, MSP) actively promoting today Large Presence at American Heart Association Early Success across Key Customer Segments ZETIA: U.S. Launch Update

Of the 14 Million U.S. Patients Treated with a Statin Today, 60% are Not at Goal Not at Goal 60% At Goal 40% ~8 million patients on a statin, not at goal When ZETIA is added to a statin, additional significant LDL reductions can be achieved ZETIA: Substantial Patient Opportunity

LDL-C Mean % Change ZETIA + Atorva 10 mg -53% -37% -42% -45% -54% -60 -50 -40 -30 -20 -10 0 10 mg 20 mg 40 mg 80 mg Atorvastatin ZETIA: May Avoid Need for Statin Dose Titration

ZETIA / ZOCOR Combination Product Development Program on Track Phase III underway Filing expected in late 2003

ZETIA / ZOCOR: Powerful Efficacy Profile ZETIA has been studied with 4 different statins When added to the lowest starting dose of a statin, LDL reductions equal to or greater than the maximum dose of the statin alone are achieved ZETIA when added to doses of ZOCOR beyond 10mg provides efficacy greater than the maximum dose of ZOCOR (80mg)

In the U.S. - Untreated >25 Million untreated but potentially eligible (based on NCEP III) Treated 8 million statin treated not at goal ZETIA / ZOCOR: Substantial Patient Opportunity

A new treatment paradigm based on a novel mechanism Strong ongoing clinical support, including outcomes studies Substantial sales force and promotion support from Merck and Schering-Plough Merck support distinct from effort with ZOCOR ZETIA and ZETIA / ZOCOR: Significant Product Opportunities

Products based on novel mechanisms of action lead to true advances in patient care demonstrated value through outcomes studies accelerated growth competitive advantage increased market potential broadened access through formulary acceptance and reimbursement listings Scientific Innovation : Demonstrated Success

Summary: In-Line and Expanding Franchises Allergic Rhinitis

Broadening the Portfolio with New Products in New Categories: Merck's Late Stage Pipeline Bradley T. Sheares, Ph.D. President, U.S. Human Health Peter S. Kim, Ph.D. Executive Vice President, Merck Research Laboratories

ARCOXIA - ex U.S. ZETIA SINGULAIR AR EMEND (CINV) Ph III: Sub P (Depression) HPV Vaccine Rotavirus Vaccine Zoster Vaccine MK-767 (diabetes) Ph II: Anxiety Asthma/COPD Ph I: Integrase Inhibitor 2001 2006 2002 ZOCOR - HPS COZAAR - LIFE 2003 VIOXX - VIGOR COZAAR - RENAAL ARCOXIA - U.S. ZOCOR / ZETIA Approvals / Completed Filings / Anticipated Filings

Phase III Programs: Novel New Mechanisms CNS Disorders Chemotherapy-Induced Nausea and Vomiting (CINV) Depression Diabetes Cervical Cancer (Human Papillomavirus Infection) Shingles (Zoster) Rotavirus Infection Anticipate filings by end 2006 Opportunity for significant advances in patient care

Substance P Program : NK1 Receptor Antagonist Targets Chemotherapy-Induced Nausea and Vomiting (CINV) Syndrome occurs in almost all advanced cancer patients and can be a source of major distress EMEND: undergoing priority review by FDA Depression Aprepitant: large Phase III program ongoing

600,000 cancer patients receive Highly Emetogenic Chemotherapy (HEC) Nausea and vomiting rank among the most distressing side effects of chemotherapy1 No single class of drug is fully effective Delayed phase particularly problematic CINV affects cancer patients' ability to carry out daily activities and impacts their quality of life 1 de Boer-Dannert et al, British Journal of Cancer, 1997 CINV: Major Medical Burden Affecting Cancer Patients' Quality of Life

Locus ceruleus Substance P Monoamine Pathways Low High Emesis centers Nucleus tractus solitarius Prefrontal Cortex Striatum Amygdala Hippocampus Raphe nuclei (5-HT) Distribution of Substance P in the Brain Substance P is widespread throughout the brain. Targets NK1 receptors, which are located in regions of the brain associated with emotion, stress and depression

Intensity of Emesis: Patients on Cisplatin Adapted from Tavorath R. Hesketh PJ. Drugs. 1996;52:639-648 Serotonin release peaks 6 hours after administration of cisplatin and declines to pretreatment levels by hour 16 Substance P is implicated in acute and delayed nausea and vomiting Intensity of emesis Most Least Time (days) 0 1 2 3 4 5 Acute Delayed Acute and Delayed Chemotherapy Induced Emesis

EMEND: NK1 Receptor Antagonist Potentially the first major advance in CINV prevention in more than a decade Demonstrated efficacy in acute and delayed CINV Oral, three-day dosing regimen

Phase III Data planned to be presented in 2003 0 12 24 36 48 60 72 84 96 108 120 Time (hours) since Cisplatin 40 50 60 70 80 90 100 Percentage with No Emesis Standard therapy Phase IIb Study Standard therapy + EMEND EMEND : CINV Prevention

Positron Emission Tomography Studies CINV Efficacy Aprepitant mean trough plasma level %-Occupancy by Aprepitant 0 10 20 30 40 50 60 70 80 90 100 Depression Aprepitant

Depression: $11 Billion Market (14% CAGR) Prevalence 45 million Americans (17% of population) 22 million diagnosed; 18 million treated Significant Economic Burden More than $45 billion in total costs in United States alone

Depression: Unmet Medical Need Limitations of Currently Available Therapy Significant tolerability issues with SSRIs >20% sexual dysfunction >20% nausea Efficacy less than optimal 50% of depressed patients show partial or no response 40% patients discontinue therapy at 3 months

Aprepitant: NK1 Receptor Antagonist Potentially the first new class to treat depression in more than a decade Novel mechanism of action Efficacy in major depression Tolerability improvements vs. current treatments Phase III clinical program proceeding as anticipated

Diabetes: $8 Billion Market (27% CAGR) Prevalence 16 million patients with diabetes in U.S. 12 million diagnosed 9 million treated 120 million patients with diabetes worldwide Significant Economic Burden $100 billion in total costs in US alone

Diabetes = Coronary Heart Disease in Terms of Cardiovascular Risk (NCEP ATP III) In diabetic patients: 80% of deaths are attributable to a cardiovascular cause 75% of hospitalizations are due to a cardiovascular cause Current therapies focus only on glycemic control >70% have a lipid disorder <30% receive lipid-altering therapy

NHANES III; Haffner, SM et al: Insulin Sensitivity in Subjects with Type 2 Diabetes. Diabetes Care 22:562-568, 1999 Type 2 Diabetes Insulin Resistance Dyslipidemia 84% LDL -C above 'goal' 63% elevated TG 45% low HDL-C Hyperglycemia Hypertension Obesity Diabetes: Complex Metabolic Disease

PPAR nuclear receptors PPAR? AGGTCA-X-AGGTCA drug gene PPAR ? Insulin Sensitization ? Glucose PPAR? ? HDL-Cholesterol ? LDL-Cholesterol ? Free Fatty Acids ? Triglycerides Dyslipidemia Hyperglycemia MK-0767(KRP-297) : Unique Dual Mechanism

MK-0767 : Dual PPAR (? / ?) Agonist Anticipated product profile Once-daily, oral therapy Dual effect on PPAR? and PPAR? Glycemic control and lipid-profile benefits Generally safe and well-tolerated

MK-0767 : Dual PPAR (? / ?) Agonist Phase II complete Substantial effects on blood glucose and HbA1c Substantial effects on lipid profile large decrease in triglycerides large increase in HDL-C favorable effects on LDL-C Substantial decrease in C-reactive protein (CRP) Generally safe and well-tolerated Phase III program underway

Growing and Evolving Vaccine Market Driven by innovation and new patient populations Novel new mechanisms provide unique opportunity to expand into large adolescent and adult markets New paradigm to prevent cervical cancer Novel approach for painful disease (shingles) in adults Novel vaccines with global impact - rotavirus

1Burk, et al JID, Vol 174, 1996; 2Peyton et al. J Inf Dis 2001;183: 1554-64 Cervical Cancer : (Human Papillomavirus Infection) Significant Medical Need HPV causes cervical cancer 470,000 cases of cervical cancer annually worldwide Second leading cause of cancer-related deaths particularly 35-55 year olds In U.S. 50% of cervical cancers occur in patients screened 50 million adolescents and adult females at risk ~25% of female adolescents are infected by first year in college1 ~50% of females age 23-27 years are infected 2

Human Papillomavirus Vaccine : Phase III Program Underway Phase III quadrivalent vaccine program Recombinant virus-like particles (Types 6, 11, 16, 18) HPV 16 and 18 associated with most cancer deaths Phase II Proof-of-Concept Study with HPV 16 vaccine There are competing claims to intellectual property in this field, but we are confident that they will not delay our HPV program

Vaccine Efficacy 100% 100% 100% 100% 41 32 5 4 Placebo Cases Endpoint HPV 16 Infection and CIN HPV infection CIN Grade 1 CIN Grade 2/3 Incidence of Viral Infection and Cervical Intraepithelial Neoplasia (CINs) Human Papillomavirus Vaccine : Proof-of-Concept Efficacy Study Based on primary data analysis after 2 years of follow-up in a 4 year study

Accompanying Editorial "The Beginning of the End for Cervical Cancer?" by Christopher P. Crum, M.D. "Although it is premature to calculate the cost-benefit ratio of HPV vaccination, a program that both prevented cancer and reduced the frequency of abnormal Papanicolaou smears would remove a substantial burden from the health care system."

Shingles (Zoster): Post-Herpetic Neuralgia (PHN) Shingles - Reemergence of chicken pox virus in adults PHN - Severe debilitating pain associated with Shingles Affects up to 1 million adults each year in the U.S. Incidence, severity and complication increase above age 60 Complications include long-term neuralgia, hearing loss, vision loss and blindness Current therapeutic options are limited

Zoster Vaccine : Large Phase III Study Large Phase III trial ongoing with National Institutes of Health and Veteran Affairs Enrollment complete (n>38,000) Clinical endpoint: incidence of post- herpetic neuralgia and burden of illness

Rotavirus Unmet Medical Need No rotavirus vaccine or anti-viral treatment available Prevalence and Economic Burden 500,000 physician visits and 50,000 hospitalizations per year in the U.S. More than $1 billion in direct and indirect costs each year in the US alone 800,000 infant deaths per year in developing world

ROTATEQ : Rotavirus Vaccine Program Oral, liquid, pentavalent bovine reassortant vaccine (G1, G2, G3, G4, P1) Large Phase III Safety Trial Underway >30,000 infants enrolled to date No cases of intussusception within 42 day post- vaccination period Wyeth's RotaShield (n=10,054 infants pre-licensure) 5 cases of intussusception: 4 cases within 2 weeks post-dose

The Future Pipeline: Early Clinical Development Peter S. Kim, Ph.D. Executive Vice President Merck Research Laboratories

Phosphodiesterase-4 (PDE-4) Inhibitor Program: Rationale PDE-4 is the major phosphodiesterase in inflammatory cells PDE-4-selective inhibitors have efficacy in models of respiratory disease Tolerability issues (e.g., emesis) have complicated development of viable PDE4 inhibitors Unique efforts have addressed this key issue

Phosphodiesterase-4 Inhibitor: New Mechanism for Respiratory Disease Oral anti-inflammation agent Once-daily dosing Unique-in-Class No Emesis Phase II Programs underway Asthma Chronic Obstructive Pulmonary Disease

?-Aminobutyric Acid (GABA-A) Receptors Responsible for the majority of inhibitory neurotransmission in the brain Exist as a family of receptor subtypes associated with different functions ?1 containing receptors sedation ?2/?3 containing receptors anxiety ?5 containing receptors cognitive effects Non-subtype selective drugs (benzodiazepines) are associated with unfavorable side effects

Merck's Novel Anxiolytic: First in New Class to Treat Anxiety Merck's GABA-A ?2/?3 Agonist: Evidence of efficacy in Phase II Anticipated novel profile Low addiction potential Rapid onset of action Improved tolerability over current therapies SSRIs (nausea and sexual dysfunction) Benzodiazepines (daytime somnolence and cognitive / motor impairment)

HIV Vaccine Program Phase I Clinical Studies ongoing Vaccine candidates expressing HIV-1 gag gene Replication-defective adenovirus type 5 (Ad5) "Naked" DNA Evaluating safety, tolerability and immunogenicity Positive cellular immune response in approximately two-thirds of the Ad5 vaccinees Magnitude of the gag immune response similar to HIV- infected patients with controlled infections Phase I trials of a vaccine expressing multiple HIV-1 genes will begin in 2003, worldwide

1995 1999 2001 5 13 20 % of treatment-naive patients in U.S. with drug-resistant virus HIV Integrase Inhibitor: Novel mechanism to fight virus resistance Drug-resistance is on the rise

HIV Integrase Inhibitor New Mechanism to Inhibit Viral Replication HIV Integrase Inhibitor HIV Protease Inhibitor HIV Reverse Transcriptase Inhibitor

Driving Pipeline Growth: Improving the Probability of Success

GO NO GO Discovery Clinical Preclinical Standard Drug Discovery & Development Significant time and effort required to demonstrate failure

Experimental Medicine Novel Targets/ Assay Technology Molecular Profiling Early Development Teams Strategies for Earlier Go/No-go Decisions

Integrating molecular profiling to optimize early development Rapid pharmacological proof-of-concept for novel targets in humans New clinical development programs with pharmacological proof-of-concept Improving the Probability of Success

Molecular Profiling: Optimizing the Drug Development Process Opportunity to impact drug development Application to individual programs and broad company initiatives e.g., partnership with Iceland's DeCode Genetics for obesity research program Merck will analyze nearly 50,000 gene- expression arrays in 2002

Database Genome as a Sensor Pad CELL Perturbation Alternate Reporters Identify Effects of Compounds on Many Proteins Simultaneously Molecular Profiling Identifies Patterns ("Signatures") for Efficacy and Toxicity

In Vivo Animal Experiments Define Efficacy and Toxicity Signatures Molecular Profiling In Vitro Cell Culture Experiments Chemist Tools Microarrays help guide screening for efficacy and toxicity

In vivo toxicity score (animal models) In vitro molecular profiling toxicity score (cell culture experiments) 2.0 1.8 1.6 1.4 1.2 1.0 0.2 0.4 0.6 0.8 1.0 1.2 Using the Tool : Monitoring In Vivo Toxicity from In Vitro Readouts

Ranked by molecular profiling toxicity score in tissue culture cells Series of compounds with increasing toxicities Gene axis Using the Tool: Rank Ordering the Toxicities of Compounds at Equally Efficacious Doses

Experimental Medicine: Rapid Clinical Pharmacological Proof-of-Concept Use of biomarkers and pharmacological read-outs to demonstrate pharmacologic activity in humans Distinct from proof-of-efficacy in relevant patient populations (Phase II) Provides early clinical go / no-go decisions

GO NO GO Discovery Clinical Preclinical Molecular Profiling Experimental Medicine Early Development Team Current Drug Discovery & Development : Improving the Probability of Success

Driving Pipeline Growth New clinical development programs with pharmacologic proof-of-concept in humans Alzheimer's Disease Cancer Diabetes HIV Infection Obesity

Two Contributors to Creating Shareholder Value: External Alliances and Financial Strategy Judy C. Lewent Executive Vice President and Chief Financial Officer

External Alliances

Strategy Our ability to collaborate with the best external scientific and business organizations will be a key to the Company's growth. We continually evaluate potential transactions from early to late stage product opportunities, including joint ventures and targeted acquisitions.

Importance Of Alliances / Licensing To Merck 1st Qtr 2nd Qtr Licensed Products 35.9% 35.9 64.1 Including: COZAAR / HYZAAR FOSAMAX PEPCID PRILOSEC RECOMBIVAX HB VARIVAX MAXALT RPD Formulation Others Licensed Products, Patents and Formulations 32% About one-third of Human Health Sales are attributed to licensed products, patents or formulations 2001 Merck Human Health Sales $21.3 Billion

* Source: Windhover Strategic Alliances - Rx Deals database. Excludes diagnostics and surgical device/equipment deals. Number of Disclosed Deals Merck's Active Licensing Effort 20 19 19 19 17 16 13 13 10 10 9 9 6 4 0 2 4 6 8 10 12 14 16 18 20 22 ROC AVE GSK MRK PFE PHA J&J WYE ABT LLY AZN NVS BMY SGP Time period: September 2001- August 2002

Keys To Accessing The Best Opportunities Worldwide Each senior scientist is charged with building a "virtual lab" by assembling the best scientific program in their area, whether it comes from internal research, external collaboration or both. A large and efficient information network, capable of gathering information on scientific programs worldwide and identifying the most promising opportunities An open mind and level playing field for evaluating and developing internal and external opportunities A mechanism for expedited decision-making at the appropriate level

2000: Building the Integrated External Research Team The establishment of Executive VP, Worldwide Licensing and External Research position External Research Team Senior research and marketing experts collaborate with business development and licensing to implement Merck's external alliance strategy Integrated Business Development and Licensing Group Combining the transaction groups provided the ability to efficiently execute the best opportunities, across a continuum of transaction structures Expanded Relationship Development Function Build relationships and coordinate Merck's external presence and ongoing agreements

Leveraging Our Information Network Annual MRL/Marketing strategic franchise reviews Review and Licensing Committees Frequent meetings to efficiently identify and review all opportunities Linked to worldwide franchise priorities Existing franchises (cardiovascular, atherosclerosis, respiratory, inflammation) New therapeutic areas of interest (neuroscience, diabetes, obesity, cancer) Platform technologies (biologicals, proteomics, genomics)

Executing the External Alliance Strategy Continually evaluating potential opportunities Demonstrated transaction execution capabilities Flexibility in transaction structures Speed in deal making Sr. Management involvement for rapid decision making Strong, long term relationships have resulted e.g., Aventis, Celltech, CSL, Johnson & Johnson, Kyorin, Schering-Plough

2002 Results 36 opportunities endorsed by the External Research Team for negotiations 32 transactions completed e.g., Taisho, Arena, deCODE, Deltagen Compared to 10 deals completed in 1999 60 additional opportunities currently in detailed review

Contribution to Merck's Growth Leveraging Merck's world class internal research, we have built and optimized an integrated approach to expand external collaborations. While the competition for these opportunities increases, our core strengths in R&D and Marketing, as well as our ability to move rapidly, provide Merck access to high potential arrangements. Our 2002 track record demonstrates Merck's execution of this strategy.

Financial Strategy

Merck's Business Strategy Focused on Driving Long Term Earnings Growth Significant, sustained investments in R&D and Sales and Marketing are key to creating value for shareholders Merck's financial capabilities and strategy support business strategy

Merck drives growth through a combination of: Targeted Investments in the Core Business Operational Excellence Renewed Focus on External Alliances Merck financial capabilities are used across the business to assess growth opportunities. Examples include: Long range operating and capital planning Analysis of resource allocation decisions Asset management Financial structuring for external relationships Financial Capabilities Support Business Priorities

Capital Structure Strategy Aligned with Business Strategy Prudent use of leverage Enables Merck to pursue investment opportunities without added financial risk Net debt near zero, including long-term investment portfolio Use of internal cash flow to fund business Affords maximum flexibility to pursue our business initiatives and respond to external opportunities Returning value to shareholders

Maintaining a Strong Capital Structure Recent financial results consistent with Merck's capital structure approach: AAA/Aaa credit rating with strong cash flow generation and low debt ratios Rating agency recently assessed Merck's liquidity as exceptional 3Q02 free cash flow after dividends and fixed/working capital at $2.7 billion versus 3Q01 of $1.8 billion

Returning Value to Shareholders Merck has returned a significant portion of income to shareholders through the appropriate use of dividends and share repurchases 100% of Net Income, totaling $30 billion, returned to shareholders over the last five years Dividend growth generally in line with earnings growth Over $3 billion paid to shareholders in 2002 Treasury stock - $11.8 billion authorized repurchase balance as of September 2002 $1.8 billion repurchased 3QYTD

Consolidated EPS Guidance for 2003 Full Year EPS anticipated to be $3.40 - $3.47 Reflects a full year for both core pharmaceutical business and Medco Health Solutions, Inc. Double-digit EPS growth expected for core pharmaceuticals business Medco Health Solutions, Inc. net income on a stand alone basis estimated to grow 20% - 25% for full year 2003 Full separation of Medco expected mid-year 2003, subject to market conditions

Conclusions Merck's financial analysis, planning, management and transaction structuring capabilities support the execution of our core growth strategy Merck's capital structure is aligned with our business strategy provides flexibility to pursue both internal and external growth opportunities returns significant value to shareholders through dividends and treasury stock Strong fundamentals expected to drive double-digit EPS growth in core pharmaceuticals business in 2003